PROJECT PROFILE
Park Plaza / North Creek Minneapolis, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance a $74.7 million development that includes the substantial renovation of Park Plaza and the new construction of North Creek (formerly Olson Court) in Minneapolis, MN. Park Plaza was originally constructed in 1964 and consists of three 6-story buildings containing 134 units. North Creek will be a newly constructed 5-story building containing 119 units. The combined development represents the second phase of a broader Olson Neighborhood redevelopment campus plan.

The rehabilitation to Park Plaza involves improvements to individual units as well as the site and building exterior, including to ensure compliance with modern accessibility standards. Renovation work to the building’s infrastructure includes roofing, windows, waste, vent and electrical modernization. The development’s location along Highway 55/Olson Memorial Highway approximately two miles west of the Central Business District of Minneapolis provides low-to-moderate-income households access to numerous community services and educational facilities in the immediate neighborhood.

HIT ROLE	The HIT is providing $25.0 million in financing through a construction and bridge loan participation, and made a forward commitment to purchase a $24.0 million Fannie Mae mortgage security backed by the permanent loan for the project. Since 1991, the HIT has financed 113 projects in Minnesota and 82 projects in the Twin Cities, all built 100% with union construction labor.
SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, 100% of the 253 units will be restricted to households ranging from 30% to 60% of the area median income. Ten units in North Creek will be restricted to high priority homeless individuals and include on-site supportive services. All residents will have access to supportive services that include eviction prevention, crisis mitigation, mental health, and workforce training

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $49.0 Million	Total Development Cost $74.7 Million	253 Units (100% affordable)	419,945 Hours of Union Construction Work Generated	$14.3 Million Tax revenue generated	$103.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.

PROJECT PROFILE | Park Plaza / North Creek – Minneapolis, MN

“The Park Plaza/North Creek project is yet another example of how our pension capital is being invested in much needed affordable housing and at the same time reinvesting in the members of our affiliated local unions by creating family supporting career opportunities in the construction industry.”

- Dan McConnell, President Minnesota State Building and Construction Trades Council

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com